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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 13, 2001



                               Ansoft Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)




          Delaware                    0-27874                72-1001909
          --------                    -------                ----------
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)        Identification Number)




  Four Station Square, Suite 660, Pittsburgh, PA                     15219
  ----------------------------------------------                     -----
    (Address of principal executive offices)                       (ZIP Code)



       Registrant's telephone number, including area code: (412) 261-3200


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Item 5.           Other Events.

         The registrant's press release dated February 13, 2001 is attached hereto as Exhibit 99 and is incorporated herein by reference.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               ANSOFT CORPORATION


Dated:  February 23, 2001                        By:  /s/ Nicholas Csendes
                                                      --------------------
                                                      Nicholas Csendes
                                                      President




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                                  Exhibit Index


   Exhibit No.                 Description                          Reference
   -----------                 -----------                          ---------

99.01 ..........   Press Release dated February 13, 2001         Filed herewith



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